UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 11, 2005

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota	55425
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

No Change

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On May 11, 2005, Ceridian Corporation (the “Company”) issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01.               Other Events.

On May 11, 2005, the Company issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(c)	Exhibits

99.1	Ceridian Corporation News Release dated May 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Douglas C. Neve
Douglas C. Neve
Executive Vice President and Chief Financial Officer

Dated:  May 11, 2005

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Ceridian Corporation News Release dated May 11, 2005.	Filed electronically